UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 15, 2005

                             ORION HEALTHCORP, INC.
                           (formerly SurgiCare, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                 001-16587                 58-1597246
     (State or Other         (Commission File          (I.R.S. Employer
     Jurisdiction of               Number)              Identification
      Incorporation)                                         Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

                On August 15, 2005, Orion HealthCorp, Inc. (the "Company") issued a press release reporting results for the second quarter and six months ended June 30, 2005, and announcing a live broadcast of the Company's second quarter conference call to be held at 11:00 a.m. Eastern Time on August 15, 2005. A copy of this press release is furnished with this current report as
                Exhibit 99.1 and is incorporated herein by reference.

                The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of
                Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1993, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit        Description
99.1           Copy of press release issued by the Company on August 15, 2005.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ORION HEALTHCORP, INC.


                                            By: /s/ Stephen H. Murdock
                                               -------------------------
                                                    Stephen H. Murdock
                                                    Chief Financial Officer


Date:    August 15, 2005

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

99.1           Copy of press release issued by the Company on August 15, 2005.